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                                                                   Exhibit 10.17

                             SUPPLEMENTAL INDENTURE

     SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of October 5, 2004 among the entities set forth in the Schedule hereto (collectively, the "New Guarantors"), BCP Crystal US Holdings Corp. (or its successor), a Delaware corporation (the "Issuer"), and The Bank of New York, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").

                                    RECITALS

     WHEREAS, BCP Caylux Holdings Luxembourg S.C.A. (the predecessor of the Issuer), the Parent Guarantor and the Trustee have heretofore executed an Indenture (as amended, supplemented or otherwise modified, the "Indenture") dated as of June 8, 2004, providing for the issuance of the Issuer's U.S. Dollar-denominated 9 5/8% Senior Subordinated Notes due 2014 (the "Dollar Notes") and Euro-denominated 10 3/8% Senior Subordinated Notes due 2014 (the "Euro Notes" and, together with the Dollar Notes, the "Notes");

     WHEREAS, Section 11.01 of the Indenture provides that under certain circumstances the Issuer is required to cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all the Issuer's obligations under the Notes pursuant to a Senior Subordinated Guarantee on the terms and conditions set forth herein; and

     WHEREAS, pursuant to 9.01 of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and mutual covenants herein contained and intending to be legally bound, the New Guarantors, the Issuer, and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

     1. DEFINED TERMS. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term "holders" in this Supplemental Indenture shall refer to the term "Holders" as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

     2. AGREEMENT TO GUARANTEE. The New Guarantors hereby agree, jointly and severally with all existing Guarantors (if any), to unconditionally guarantee the Issuer's obligations under the Notes on the terms and subject to the conditions set forth in Articles 11 and 12 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

     3. NOTICES. All notices or other communications to the New Guarantors shall be given as provided in 13.02 of the Indenture.

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     4.   RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE.
Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

     5. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     6. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction thereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.


                                        BCP CRYSTAL US HOLDINGS CORP.


                                        By:  /s/ Benjamin J. Jenkins
                                            ------------------------------------
                                             Name:  Benjamin J. Jenkins
                                             Title: Authorized Person


                                        THE BANK OF NEW YORK, as Trustee


                                        By:  /s/ Ritu Khanna
                                            ------------------------------------
                                             Name:  Ritu Khanna
                                             Title: Assistant Vice President


                            (Supplemental Indenture)

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                                        CELANESE ACETATE LLC


                                        By:  /s/ Michael E. Grom
                                            ------------------------------------
                                             Name:  Michael E. Grom
                                             Title: Vice President and Treasurer


                            (Supplemental Indenture)

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                                        CELANESE AMERICAS CORPORATION


                                        By:  /s/ Michael E. Grom
                                            ------------------------------------
                                             Name:  Michael E. Grom
                                             Title: Vice President, Principal
                                                    Financial Officer &
                                                    Treasurer


                            (Supplemental Indenture)

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                                        CELANESE CHEMICALS, INC.


                                        By:  /s/ Bruce A. Bennett
                                            ------------------------------------
                                             Name:  Bruce A. Bennett
                                             Title: Vice President


                            (Supplemental Indenture)

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                                        CELANESE FIBERS OPERATIONS, LTD.


                                        By:  /s/ Michael E. Grom
                                            ------------------------------------
                                             Name:  Michael E. Grom
                                             Title: Vice President & Treasurer


                            (Supplemental Indenture)

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                                        CELANESE HOLDINGS, INC.


                                        By:  /s/ Michael E. Grom
                                            ------------------------------------
                                             Name:  Michael E. Grom
                                             Title: Vice President & Treasurer


                            (Supplemental Indenture)

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                                        CELANESE INTERNATIONAL CORPORATION


                                        By:  /s/ D. Andrew Spathakis
                                            ------------------------------------
                                             Name:  D. Andrew Spathakis
                                             Title: Vice President & Assistant
                                                    Secretary


                            (Supplemental Indenture)

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                                        CELANESE LTD.


                                        By: /s/ D. Andrew Spathakis
                                            ------------------------------------
                                            Name:  D. Andrew Spathakis
                                            Title: Vice President & Assistant
                                                   Secretary of Celanese
                                                   International Corporation,
                                                   General Partner of Celanese
                                                   Ltd.


                            (Supplemental Indenture)

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                                        CELANESE OVERSEAS CORPORATION


                                        By:  /s/ Michael E. Grom
                                            ------------------------------------
                                             Name:  Michael E. Grom
                                             Title: Vice President & Treasurer


                            (Supplemental Indenture)

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                                        CELANESE PIPE LINE COMPANY


                                        By:  /s/ D. Andrew Spathakis
                                            ------------------------------------
                                             Name:  D. Andrew Spathakis
                                             Title: Vice President & Assistant
                                                    Secretary


                            (Supplemental Indenture)

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                                        CELTRAN, INC.


                                        By:  /s/ D. Andrew Spathakis
                                            ------------------------------------
                                             Name:  D. Andrew Spathakis
                                             Title: Vice President & Assistant
                                                    Secretary


                            (Supplemental Indenture)

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                                        CELWOOD INSURANCE COMPANY


                                        By:  /s/ Catherine B. Elflein
                                            ------------------------------------
                                             Name:  Catherine B. Elflein
                                             Title: Vice President


                            (Supplemental Indenture)

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                                        CNA FUNDING LLC


                                        By:  /s/ Judy H. Yip
                                            ------------------------------------
                                             Name:  Judy H. Yip
                                             Title: Vice President


                            (Supplemental Indenture)

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                                        CNA HOLDINGS, INC.


                                        By:  /s/ Julie K. Chapin
                                            ------------------------------------
                                             Name:  Julie K. Chapin
                                             Title: Vice President, Principal
                                                    Executive Officer &
                                                    Secretary


                            (Supplemental Indenture)

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                                        FKAT LLC


                                        By:  /s/ Julie K. Chapin
                                            ------------------------------------
                                             Name:  Julie K. Chapin
                                             Title: Vice President & Secretary


                            (Supplemental Indenture)

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                                        TICONA CELSTRAN, INC.


                                        By:  /s/ Julie K. Chapin
                                            ------------------------------------
                                             Name:  Julie K. Chapin
                                             Title: Vice President & Assistant
                                                    Secretary


                            (Supplemental Indenture)

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                                        TICONA FORTRON INC.


                                        By:  /s/ Michael E. Grom
                                            ------------------------------------
                                             Name:  Michael E. Grom
                                             Title: Vice President & Treasurer


                            (Supplemental Indenture)

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                                        TICONA LLC


                                        By:  /s/ Julie K. Chapin
                                            ------------------------------------
                                             Name:  Julie K. Chapin
                                             Title: Vice President & Assistant
                                                    Secretary


                            (Supplemental Indenture)

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                                        TICONA POLYMERS, INC.


                                        By:  /s/ Julie K. Chapin
                                            ------------------------------------
                                             Name:  Julie K. Chapin
                                             Title: Vice President & Assistant
                                                    Secretary


                            (Supplemental Indenture)

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                                                                        SCHEDULE

                                 NEW GUARANTORS

Celanese Acetate LLC
Celanese Americas Corporation
Celanese Chemicals, Inc.
Celanese Fibers Operations, Ltd.
Celanese Holdings, Inc.
Celanese International Corporation
Celanese Ltd.
Celanese Overseas Corporation
Celanese Pipe Line Company
Celtran, Inc.
Celwood Insurance Company
CNA Funding LLC
CNA Holdings, Inc.
FKAT LLC
Ticona Celstran, Inc.
Ticona Fortron Inc.
Ticona LLC
Ticona Polymers, Inc.